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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 18, 1999
                                                  ------------------
                                  CYGNUS, INC.
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           (Exact name of registrant as specified in its charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

                On November 18, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the Company signed a binding agreement to sell most of the assets of its drug delivery business to Ortho-McNeil Pharmaceutical, Inc., a Johnson & Johnson company.

Item 7. Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit Number
    ---------------
        99.1 Press Release by Cygnus, Inc. dated November 18, 1999 referred to in Item 5 above.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYGNUS, INC.



DATE:  November 19, 1999            By: /s/ Barbara G. McClung
                              -----------------------------------
                              Name:  Barbara G. McClung
                              Title: Senior Vice President
                                     and General Counsel

                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
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   99.1 Press Release by Cygnus, Inc. dated November 18, 1999. Refer to Item 5 above.